UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 17, 2020

ANTERO MIDSTREAM CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-38075	61-1748605
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1615 Wynkoop Street

Denver, Colorado 80202

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (303) 357-7310

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 Per Share	AM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Antero Midstream Corporation (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) on June 17, 2020. At the Annual Meeting, the Company’s stockholders were requested to (i) elect three Class I members of the Company’s Board of Directors to serve until the Company’s 2023 annual meeting of stockholders; (ii) ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020; (iii) approve, on an advisory basis, the compensation of the Company’s named executive officers; and (iv) approve, on an advisory basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers. Each of these items is more fully described in the Company’s definitive proxy statement, which was filed with the Securities and Exchange Commission on April 27, 2020.

The results of the matters voted upon at the Annual Meeting are as follows:

Proposal No. 1 — Election of Class I Directors: Votes regarding the persons elected as Class I directors were as follows:

Nominee	For	Withheld	Broker Non-Votes
W. Howard Keenan, Jr.	303,421,082	63,022,231	51,816,457
Peter A. Dea	305,461,617	60,981,696	51,816,457
Janine J. McArdle	360,336,857	6,106,456	51,816,457

Proposal No. 2 — Ratification of the Appointment of KPMG LLP: The ratification of the appointment of KPMG LLP was approved as follows:

For	Against	Abstain
412,565,118	1,214,572	4,480,080

Proposal No. 3 — Approval of the Compensation, on an Advisory Basis, of the Company’s Named Executive Officers: The voting results were as follows:

For	Against	Abstain	Broker Non-Votes
354,223,546	8,226,474	3,993,293	51,816,457

Proposal No. 4 — Approval, on an Advisory Basis, of the Frequency of Future Advisory Votes on the Compensation of the Company’s Named Executive Officers: The voting results were as follows:

Every Year	Every Two Years	Every Three Years	Abstain	Broker Non-Votes
354,970,511	10,102,777	828,462	541,563	51,816,457

The Company has determined that it will hold an advisory vote on executive compensation on an annual basis until the next stockholder advisory vote on this matter.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANTERO MIDSTREAM CORPORATION

By:	/s/ GLEN C. WARREN, JR.
Glen C. Warren, Jr.
President and Secretary

Dated: June 19, 2020

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